                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-8 of FalconStor  Software,  Inc. of our report dated January
26, 2001,  except as to Note 13 which is as of March 30,  2001,  relating to the financial statements and financial statement schedule,  which appears in Network
Peripherals  Inc.'s Annual  Report on Form 10-K for the year ended  December 31,
2000.  We also consent to the  references  to us under the heading  "Experts" in such Registration Statement.

Pricewaterhouse Coopers LLP

San Jose, California
September 20, 2001